                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


                                November 14, 2000
                Date of Report (Date of earliest event reported)

                            K-TEL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)





MINNESOTA                                  0-6664                    41-0946588
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


            2605 Fernbrook Lane North, Plymouth, Minnesota 55447-4736
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (763) 559-6800
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not Applicable.

ITEM 5.   OTHER EVENTS.

          On November 14, 2000, K-tel International, Inc. (the "Company") announced the closing of its U.K. consumer products subsidiary. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated November 14, 2000.


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial statements of businesses acquired.

               Not Applicable.

          (b)  Pro forma financial information.

               Not Applicable.

          (c)  Exhibits.

               99   Press Release of the Company dated November 14, 2000

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 15, 2000                    By:/s/ A. Merrill Ayers
                                               ---------------------------------

                                            Name:  A. Merrill Ayers
                                            Title:  Chief Financial Officer

                                  EXHIBIT INDEX


NUMBER                       DESCRIPTION
------                       -----------

99      Press Release of the Company dated November 14, 2000
